Subsequent Event	12 Months Ended
Mar. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENT
24.	SUBSEQUENT EVENT

The Group has evaluated events from the year ended March 31, 2023 through the date the financial statements were issued. The following subsequent event is disclosed.

On May 13, 2023, Mr. Roland Kohl, the Chief Executive Officer of the Group, was granted 300,000 shares of restricted shares under the Group’s 2020 Stock Option and Restricted Stock Plan. The restricted shares award granted to Mr. Roland Kohl is subject to vesting in tranches upon the Group’s achievement of certain strategic transactions within five years from the date the shares were granted, and any shares not vested by the five-year anniversary of the date of grant or upon termination of Mr. Roland Kohl’s employment with the Group shall be forfeited and reconveyed to the Group. The restricted shares vest in three (3) tranches, with 100,000 of the shares vesting in two tranches, and all of the unvested shares vesting in one tranche. Each tranche vests upon completion of a certain milestone by the Group relating to the consummation by the Group or its subsidiaries of certain strategic transactions within five (5) years from the date of grant. The independent members of the Board shall have the final determination as to whether the Group has achieved any of the share release milestones. These restricted shares are fully issued as of July 13, 2023.